UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2013

GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1150 15th Street, N.W. Washington, D.C.	20071
(Address of principal executive offices)	(Zip Code)

(202) 334-6000
(Registrant’s telephone number, including area code)

The Washington Post Company
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 29, 2013, The Washington Post Company changed its name to Graham Holdings Company (the “Company”). Pursuant to the terms of the definitive Securities Purchase Agreement (the “Purchase Agreement”), dated October 1, 2013, by and among the Company, Nash Holdings LLC (the “Purchaser”), WP Company LLC, Express Publications Company, LLC, El Tiempo Latino LLC, Robinson Terminal Warehouse LLC, Greater Washington Publishing, LLC and Post-Newsweek Media, LLC, the Purchaser acquired, among other assets, all of the Company’s rights in the name “The Washington Post”, and the Company agreed to change its name within 60 days following the closing.

The Board of Directors of the Company (the “Board”) approved the change of the Company’s name by means of an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation, and the holders of a majority of the Company’s Class A common stock approved the Amendment by written consent.  The Amendment also modified the purposes of the Company as set out in Article Third of the Company’s Restated Certificate of Incorporation in order to reflect the divestiture of the Company’s newspaper publishing businesses pursuant to the Purchase Agreement. The Company filed a Certificate of Amendment, effective November 29, 2013, with the Secretary of State of the State of Delaware, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference. The Board also approved an amendment and restatement of the By-Laws of the Company reflecting the name change effective concurrently with the effectiveness of the Certificate of Amendment.  No other amendments were made to the By-Laws of the Company.  A copy of the By-Laws of the Company, as amended and restated, is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01	Other Events

In connection with the name change described above, effective November 29, 2013, the trading symbol of the Company’s Class B common stock on the New York Stock Exchange changed to GHC. The new CUSIP number for the Company’s Class B common stock is 384637 104.

Item 9.01	Financial Statements and Exhibits

Exhibit 3.1	Certificate of Amendment, effective November 29, 2013, to the Restated Certificate of Incorporation of the Company.

Exhibit 3.2	By-Laws of the Company as amended and restated through November 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company

Date: November 29, 2013	By:	/s/ Hal S. Jones
Name: Hal S. Jones
Title: Senior Vice President - Finance and Chief
Financial Officer

Exhibit Index

Exhibit 3.1	Certificate of Amendment, effective November 29, 2013, to the Restated Certificate of Incorporation of the Company.

Exhibit 3.2	By-Laws of the Company as amended and restated through November 29, 2013